U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 23, 1997
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          LINDSEY TECHNOLOGIES, INC. (formerly L.M. CAPITAL, INC.)
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Colorado                                               84-1121635
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(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)


                      3025 South Parker Road, Suite 109
                           Aurora, Colorado  80014
                      ---------------------------------
                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (303)306-1988
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Item 9.  Sales Of Securities Under Regulation S

Lindsey Technologies, Inc. ("the Company") has made the following recent sales of securities pursuant to exemption under Regulation S.

                             Number          Price             Class
Date          Type           of Units        Paid (in US $)    of Person
--------      -------        ---------       -------------     ----------

06/17/97      Unit (1)          5            $  2,500             (2)



(1) Each Unit consists of 100 shares of common stock of the Company
    (the "Common Stock"), 20 Class A Warrants (with each Class A Warrant allowing the holder to purchase one share of Common Stock at a price of $7.00 per share anytime during the one year period commencing December 15, 1996), and 20 Class B Warrants (with each Class B Warrant allowing the holder to purchase one share of Common Stock at a price of $9.00 per share anytime during the two year period commencing December 15, 1997).

(2) Class of Person - Persons meeting requirements as set forth in Regulation S for purchasers of securities under Regulation S, including among other things that they are non-U.S. Persons, non-affiliates of the Company, and purchasing for their own account.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        LINDSEY TECHNOLOGIES, INC.
                                        (formerly L.M. CAPITAL, INC.)
                                        -----------------------------
                                               (Registrant)


Date:  June 23, 1997                        Lionel Mauclaire
       ----------------                 -----------------------------
                                                (Signature)
                                         Lionel Mauclaire, President